Quarterly Holdings Report
for

Fidelity® Energy Central Fund

June 30, 2020

ENCIP-QTLY-0820
1.851898.113

Schedule of Investments June 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value
Energy Equipment & Services - 12.2%
Oil & Gas Equipment & Services - 12.2%
Baker Hughes Co. Class A	869,154	$13,376,280
John Wood Group PLC	1,128,800	2,711,372
Oceaneering International, Inc. (a)	2,733,800	17,468,982
SBM Offshore NV	774,300	11,322,088
Subsea 7 SA (a)	3,307,300	20,822,564
TechnipFMC PLC	130,400	891,936
		66,593,222
Oil, Gas & Consumable Fuels - 87.8%
Integrated Oil & Gas - 41.9%
Chevron Corp.	213,442	19,045,430
Equinor ASA sponsored ADR	1,831,500	26,520,120
Exxon Mobil Corp.	2,673,638	119,565,090
Galp Energia SGPS SA Class B	2,181,400	25,304,231
Suncor Energy, Inc. (b)	325,600	5,489,616
Total SA sponsored ADR	845,200	32,506,392
		228,430,879
Oil & Gas Exploration & Production - 28.7%
Africa Oil Corp. (a)	4,942,776	3,895,676
Aker Bp ASA	595,000	10,836,446
Apache Corp.	2,345,200	31,660,200
Cairn Energy PLC (a)	848,500	1,238,521
Canadian Natural Resources Ltd.	1,666,759	28,912,916
Hess Corp.	970,775	50,295,853
Kosmos Energy Ltd.	6,802,000	11,291,320
MEG Energy Corp. (a)	5,722,430	15,890,955
Murphy Oil Corp.	206,100	2,844,180
		156,866,067
Oil & Gas Refining & Marketing - 10.4%
Marathon Petroleum Corp.	114,600	4,283,748
Phillips 66 Co.	376,811	27,092,711
Valero Energy Corp.	430,486	25,321,187
		56,697,646
Oil & Gas Storage & Transport - 6.8%
Cheniere Energy, Inc. (a)	413,178	19,964,761
Enbridge, Inc.	364,000	11,072,880
Gibson Energy, Inc.	274,100	4,266,156
Shell Midstream Partners LP	152,995	1,877,249
		37,181,046

TOTAL OIL, GAS & CONSUMABLE FUELS		479,175,638

TOTAL COMMON STOCKS
(Cost $685,654,948)		545,768,860

Money Market Funds - 0.2%
Fidelity Securities Lending Cash Central Fund 0.12% (c)(d)
(Cost $1,255,567)	1,255,441	1,255,567
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $686,910,515)		547,024,427
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,314,993)
NET ASSETS - 100%		$545,709,434

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$139,383
Fidelity Securities Lending Cash Central Fund	83,346
Total	$222,729

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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